UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)       December 22, 2004
                                                        -----------------

                         NATIONAL PENN BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
                   ------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        000-22537-01                                 23-2215075
  ------------------------                ----------------------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)

            Philadelphia and Reading Avenues, Boyertown, PA         19512
            -----------------------------------------------       ---------
               (Address of Principal Executive Offices)          (Zip Code)

                                  610-367-6001
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               Registrant's Telephone Number, Including Area Code

                                       N/A
       -----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                  Written communication pursuant to Rule 425 under the
         ---      Securities Act (17 CFR 230.425)


                  Soliciting material pursuant to Rule 14a-12 under the Exchange
         ---      Act (17 CFR 240.14a-12)


                  Pre-commencement communications pursuant to Rule 14d-2(b)
         ---      under the Exchange Act (17 CFR 240.14d-2(b))


                  Pre-commencement communications pursuant to Rule 13e-4(c)
         ---      under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03 Amendments to Articles of Incorporation and Bylaws; Change in Fiscal
-------------------------------------------------------------------------------
Year.
----

         On December 22, 2004, the Board of Directors of National Penn Bancshares, Inc. approved amendments to National Penn's Bylaws.

         The purpose of the amendments is to provide flexibility for the Board to delegate to a Board Committee the power to elect officers other than the Chairman or President. As before the amendments, the full Board designates either the Chairman or the President as the Chief Executive Officer. The amendments were effective upon adoption by the Board.

         The Bylaws, as amended, are filed in this Report as Exhibit 3.1. Amended sections are indicated (sections 4.03, 4.08, 4.11, 4.12).

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a
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Provision of the Code of Ethics
-------------------------------

         On December 22, 2004, the Board of Directors of National Penn approved amendments to National Penn's Code of Conduct. The Code of Conduct is National Penn's code of conduct required by the listing standards of The Nasdaq Stock Market and the code of ethics required by Section 406(c) of the Sarbanes-Oxley Act of 2002 and the regulations of the Securities and Exchange Commission.

         The principal purpose of the amendments is to provide expressly that temporary employees and consultants are subject to the Code. Previously, such persons were deemed covered by the Code as being within the definition of "agents". In addition, other changes were made to the Code regarding personal investments, compliance with National Penn policies and procedures, and cooperation with investigations. None of the changes related to any element of the code of ethics required by the Sarbanes-Oxley Act or the related SEC regulations. The amendments were effective upon adoption by the Board.

         The Code of Conduct, as amended, is filed in this Report as Exhibit
14.1. Amended sections are indicated.

Item 8.01 Other Events
----------------------

         On December 22, 2004, the Board of Directors approved Amendment No. 8 to the National Penn Capital Accumulation Plan, a 401(k) plan.

         The purpose of this amendment is to merge The Peoples Bank of Oxford 401(k) Retirement Plan into the National Penn Capital Accumulation Plan effective December 13, 2004.

         The National Penn Capital Accumulation Plan (Amended and Restated Effective January 1, 1997) and Amendments No. 1 through No. 5 to that Plan were included in National Penn's Annual Report on Form 10-K for the year ended December 31, 2003 as Exhibits 10.6 through 10.11, as filed with the Securities and Exchange Commission on March 11, 2004. Amendments No. 6 through 8 to the Capital Accumulation Plan are filed in this Report as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

(c) Exhibits.

         3.1      Amended and Restated Bylaws of National Penn Bancshares, Inc.

         10.1 Amendment No. 6 to National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1,
                  1997).

         10.2 Amendment No. 7 to National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1,
                  1997).

         10.3 Amendment No. 8 to National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1,
                  1997).

         14.1     Amended and Restated National Penn Bancshares, Inc. Code of
                  Conduct.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NATIONAL PENN BANCSHARES, INC.


                                                  By /s/ Wayne R. Weidner
                                                   -----------------------
                                                   Name: Wayne R. Weidner
                                                   Title: Chairman and CEO


Dated:  December 24, 2004

                               EXHIBIT INDEX
                               -------------


Exhibit Number                              Description
--------------                              -----------

   3.1      Amended Restated Bylaws of National Penn Bancshares, Inc.

   10.1 Amendment No. 6 to National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1, 1997).

   10.2 Amendment No. 7 to National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1, 1997).

   10.3 Amendment No. 8 to National Penn Bancshares, Inc. Capital Accumulation Plan (Amended and Restated Effective January 1, 1997).

   14.1     Amended and Restated National Penn Bancshares, Inc. Code of Conduct.


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